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                                                                 Exhibit 1.1

                                    NeoPharm, Inc.

                                 3,000,000 Shares (1)

                                     Common Stock

                                UNDERWRITING AGREEMENT


                                        September ___, 2000

Prudential Securities Incorporated
U.S. Bancorp Piper Jaffray, Inc.
  As Representatives of the several Underwriters
  listed in Schedule I hereto
c/o Prudential Securities Incorporated
One New York Plaza
New York, New York  10292

Dear Ladies and Gentlemen:

              NeoPharm, Inc., a Delaware corporation (the "Company") and Aquilur Rahman (the "Selling Securityholder"), hereby confirm their agreement with the several underwriters named in Schedule I hereto (the "Underwriters"), for whom you have been duly authorized to act as representatives (in such capacities, the "Representatives"), as set forth below. If you are the only Underwriters, all references herein to the Representatives shall be deemed to be to the Underwriters.

       1. SECURITIES. Subject to the terms and conditions herein contained, the Company and the Selling Securityholder propose to issue and sell to the several Underwriters an aggregate of 3,000,000 shares (the "Firm Securities") of the Company's Common Stock, par value $.0002145 per share ("Common Stock"), of which 2,800,000 shares will be issued and sold by the Company (the "Company's Firm Securities") and 200,000 shares will be sold by the Selling Securityholder (the "Selling Securityholder's Firm Securities"). The Company also proposes to issue and sell to the several Underwriters not more than 450,000 additional shares of Common Stock if requested by the Representatives as provided in
Section 3 of this Agreement. Any and all shares of Common Stock to be purchased by the Underwriters pursuant to such option are referred to herein as the "Option Securities," and the Firm Securities and any Option Securities are collectively referred to herein as the "Securities."

-----------------------------

(1) Plus an option to purchase from NeoPharm, Inc. up to 450,000 additional shares to cover over-allotments.

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       2.     REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE SELLING
SECURITYHOLDER.    The Company represents and warrants to, and agrees with, each of the several Underwriters that:

              (i) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "Act"). A registration statement on such Form (File No. 333-44396) with respect to the Securities, including a prospectus subject to completion, has been filed by the Company with the Securities and Exchange Commission (the "Commission") under the Act, and one or more amendments to such registration statement may also have been so filed. After the execution of this Agreement, the Company will file with the Commission either (A) if such registration statement, as it may have been amended, has been declared by the Commission to be effective under the Act, either: (1) if the Company relies on Rule 434 under the Act, a Term Sheet (as hereinafter defined) relating to the Securities, that shall identify the Preliminary Prospectus (as hereinafter defined) that it supplements and, if required to be filed pursuant to Rules 434(c)(2) and 424(b), an Integrated Prospectus (as hereinafter defined), in either case, containing such information as is required or permitted by Rules 434, 430A and 424(b) under the Act, or (2) if the Company does not rely on Rule 434 under the Act, a prospectus in the form most recently included in an amendment to such registration statement (or, if no such amendment shall have been filed, in such registration statement), with such changes or insertions as are required by Rule 430A under the Act or permitted by Rule 424(b) under the Act, and in the case of either clause
       (A)(1) or (A)(2) of this sentence, as have been provided to and approved by the Representatives prior to the execution of this Agreement, or (B) if such registration statement, as it may have been amended, has not been declared by the Commission to be effective under the Act, an amendment to such registration statement, including a form of prospectus, a copy of which amendment has been furnished to and approved by the Representatives prior to the execution of this Agreement. The Company may also file a related registration statement with the Commission pursuant to Rule 462(b) under the Act for the purpose of registering certain additional Securities, which registration shall be effective upon filing with the Commission. As used in this Agreement, the term "Original Registration Statement" means the registration statement initially filed relating to the Securities, as amended at the time when it was or is declared effective, including (A) all financial schedules and exhibits thereto, (B) all documents incorporated by reference therein filed under the Securities Ex-


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       change Act of 1934, as amended (the "Exchange Act") and (C) any information omitted therefrom pursuant to Rule 430A under the Act and included in the Prospectus (as hereinafter defined) or, if required to be filed pursuant to Rule 434(c)(2) and 424(b), in the Integrated Prospectus; the term "Rule 462(b) Registration Statement" means any registration statement filed with the Commission pursuant to Rule 462(b) under the Act (including the Registration Statement and any Preliminary Prospectus or Prospectus incorporated therein at the time such Registration Statement becomes effective); the term "Registration Statement" includes both the Original Registration Statement and any Rule 462(b) Registration Statement; the term "Preliminary Prospectus" means each prospectus subject to completion filed with such registration statement or any amendment thereto (including the prospectus subject to completion, if any, included in the Registration Statement or any amendment thereto at the time it was or is declared effective), including all documents incorporated by reference therein filed under the Exchange Act; the term "Prospectus" means:

                       (A)    if the Company relies on Rule 434
              under the Act, the Term Sheet relating to the Securities that is first filed pursuant to Rule 424(b)(7) under the Act, together with the Preliminary Prospectus identified therein that such Term Sheet supplements;

                       (B)    if the Company does not rely on Rule
              434 under the Act, the prospectus first filed with the Commission pursuant to Rule 424(b) under the Act; or

                       (C)    if the Company does not rely on Rule
              434 under the Act and if no prospectus is required to be filed pursuant to Rule 424(b) under the Act, the prospectus included in the Registration Statement, including, in the case of clauses (A),
              (B) or (C) of this sentence, all documents incorporated by reference therein filed under the Exchange Act;

       the term "Integrated Prospectus" means a prospectus first filed with the Commission pursuant to Rules 434(c)(2) and 424(b) under the Act; and the term "Term Sheet" means any term sheet that satisfies the requirements of Rule 434 under the Act. Any reference in this Agreement to an "amendment or supplement" to any Preliminary Prospectus, the Prospectus or any Integrated
       Prospectus or an "amendment" to any registration statement (including the Registration


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       Statement) shall be deemed to include any document incorporated by reference therein that is filed with the Commission under the Exchange Act after the date of such Preliminary Prospectus, Prospectus, Integrated Prospectus or registration statement, as the case may be; any reference herein to the "date" of a Prospectus that includes a Term Sheet shall mean the date of such Term Sheet. For purposes of the preceding sentence, any reference to the "effective date" of an amendment to a registration statement shall, if such amendment is effected by means of the filing with the Commission under the Exchange Act of a document incorporated by reference in such registration statement, be deemed to refer to the date on which such document was so filed with the Commission.

              (ii)     The Commission has not issued any order
       preventing or suspending the use of any Preliminary Prospectus. When any Preliminary Prospectus and any amendment or supplement thereto was filed with the Commission, it (A) contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Act, the Exchange Act and the respective rules and regulations of the Commission promulgated thereunder, and (B) did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. When the Registration Statement or any amendment thereto was or is declared effective, it (A) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act, the Exchange Act and the respective rules and regulations of the Commission promulgated thereunder and
       (B) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. When the Prospectus or any Term Sheet that is a part thereof or any Integrated Prospectus or any amendment or supplement to the Prospectus is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or part thereof or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective), on the date when the Prospectus is otherwise amended or supplemented and on the Firm Closing Date and any Option Closing Date (both as hereinafter defined), each of the Prospectus, and, if required to be filed pursuant to Rules 434(c)(2) and 424(b) under the Act, the Integrated Prospectus, each as amended or supplemented at any such time, (A) contained or will contain all


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       statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act, the Exchange Act and the respective rules and regulations of the Commission promulgated thereunder, and (B) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (ii) do not apply to statements or omissions made in any Preliminary Prospectus or any amendment or supplement thereto, the Registration Statement or any amendment thereto, the Prospectus or, if required to be filed pursuant to Rules 434(c)(2) and 424(b) and the Act, the Integrated Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein.

              (iii) If the Company has elected to rely on Rule 462(b) and the Rule 462(b) Registration Statement has not been declared effective (A) the Company has filed a Rule 462(b) Registration Statement in compliance with and that is effective upon filing pursuant to Rule 462(b) and has received confirmation of its receipt and (B) the Company has given irrevocable instructions for transmission of the applicable filing fee in connection with the filing of the Rule 462(b) Registration Statement, in compliance with Rule 111 promulgated under the Act, or the Commission has received payment of such filing fee.

              (iv) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the state of Delaware and is duly qualified to transact business as a foreign corporation and is in good standing under the laws of all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified does not amount to a material liability or disability to the Company. The Company has no subsidiaries and does not control, directly or indirectly, any corporation, partnership joint venture, association or other business organization.

              (v) The Company has full power (corporate and other) to own or lease its properties and to conduct its business as described in each of the Registration Statement, the Prospectus and any Integrated Prospectus or, if the Prospectus or any required Integrated Prospectus are not in existence, the most recent Preliminary Pro-


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       spectus; and the Company has full power (corporate and other) to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by it hereunder.

              (vi) The Company has an authorized, issued and outstanding capitalization as set forth in each of the Prospectus and any Integrated Prospectus or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus. All of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable. None of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any person. The shares of the issued and outstanding capital stock of the Company have been issued in compliance with all federal and state securities laws.

              (vii) The Firm Securities and the Option Securities have been duly authorized and at the Firm Closing Date or the related Option Closing Date (as the case may be), after payment therefor in accordance herewith, will be validly issued, fully paid and nonassessable. No holders of outstanding shares of capital stock of the Company are entitled as such to any preemptive or other rights to subscribe for any of the Securities, and no holder of securities of the Company has any right (which has not been fully exercised or waived) to require the Company to register the offer or sale of any securities owned by such holder under the Act in the public offering contemplated by this Agreement.

              (viii) The capital stock of the Company conforms to the description thereof contained in each of the Prospectus and any Integrated Prospectus or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus.

              (ix) Except as disclosed in each of the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus), there are no outstanding: (A) securities or obligations of the Company convertible into or exchangeable for any capital stock of the Company, (B) warrants, rights or options to subscribe for or purchase from the Company any such capital stock or any such convertible or exchangeable securities or obligations, or (C) obligations of the Company to issue any shares of capital stock,


                                          6
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       any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

              (x) The financial statements and schedules of the Company included in the Registration Statement and the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus) fairly present the financial position of the Company and the results of operations and changes in financial condition as of the dates and periods therein specified. Such financial statements and schedules have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise noted therein). The selected financial data set forth under the caption "Prospectus Summary--Summary Financial Data," "Capitalization" and "Selected Financial Data" in each of the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus) and "Selected Financial Data," in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999, (the "Annual Report") fairly present, on the basis stated in each Prospectus and any Integrated Prospectus (or such Preliminary Prospectus) and such Annual Report, the information included therein.

              (xi) Arthur Andersen LLP, who have certified certain financial statements of the Company and delivered their report with respect to the audited financial statements and schedules included in the Registration Statement and each of the Prospectus and any Integrated Prospectus (or, if the Prospectus or any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus), are independent public accountants as required by the Act, the Exchange Act and the applicable rules and regulations promulgated thereunder.

              (xii) The execution and delivery of this Agreement have been duly authorized by the Company and this Agreement has been duly executed and delivered by the Company, and is the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

              (xiii) No legal or governmental proceedings are pending to which the Company is a party or to which the property of the Company is subject that are required to be described in the


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       Registration Statement or each of the Prospectus and any Integrated
       Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus) and are not described therein, and no such proceedings have been threatened against the Company or with respect to any of its assets, technologies or properties; and no contract or other document is required to be described in the Registration Statement or the Prospectus or any Integrated Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus) or filed as required.

              (xiv) The Company is not (A) in violation of any provisions of its charter documents or by-laws, as the case may be, or in breach of any of the terms or provisions of or in default (or would be in default with notice or lapse of time or both) under any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company is a party or by which the Company or any of its properties are bound, which breach, violation, default or defaults could result, individually or in the aggregate, in a material adverse change in the condition (financial or otherwise), management, business prospects, net worth or results of operations of the Company (a "Material Adverse Change"), or (B) in violation of any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to the Company or any of its properties, assets, technologies or operations, the violation of which could result, individually or in the aggregate, in a Material Adverse Change.

              (xv) The issuance, offering and sale of the Securities to the Underwriters by the Company pursuant to this Agreement, the compliance by the Company with the other provisions of this Agreement and the consummation of the other transactions herein contemplated do not and will not (A) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained, such as may be required under state securities or blue sky laws and, if the registration statement filed with respect to the Securities (as amended) is not effective under the Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Act, or (B) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under (whether with or without the giving of notice or

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       passage of time or both), (1) any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company is a party or by which the Company or any of its properties are bound, or the charter documents or by-laws of the Company, or (2) any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to the Company.

              (xvi) Subsequent to the respective dates as of which information is given in the Registration Statement, the Prospectus or any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus), the Company has not sustained any material loss or interference with its business or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding and there has not been any Material Adverse Change, or any development involving a prospective Material Adverse Change.

              (xvii) The Company has not, directly or indirectly, (A) taken any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or
       (B) since the filing of the Registration Statement (1) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Securities, or (2) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company (except for the sale of the Selling Securityholder's Firm Securities by the Selling Securityholder under this Agreement).

              (xviii) The Company has not distributed and, prior to the later of (A) the Option Closing Date and (B) the completion of the distribution of the Securities, will not distribute any offering materials in connection with the offering and sale of the Securities, other than the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any Integrated Prospectus or any amendment or supplement thereto, or other materials, if any permitted by the Act.

              (xix) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus and any Integrated Prospectus (or, if the Prospectus or any Integrated Prospectus are not in existence, the most recent

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       Preliminary Prospectus), (A) the Company has not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction not in the ordinary course of business; (B) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock; and (C) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company, except in each case as described in or contemplated by the Registration Statement and the Prospectus and any Integrated Prospectus (or, if the Prospectus or any Integrated Prospectus are not in existence, the most recent Preliminary Prospectus).

              (xx) The Company has good and marketable title in fee simple to all items of real property and marketable title to all personal property owned by it, in each case free and clear of any security interests, liens, encumbrances, equities, claims and other defects, except such as do not materially and adversely affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company and any real property and buildings held under lease by the Company are held under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company, in each case except as described in or contemplated by the Prospectus and any Integrated Prospectus (or, if the Prospectus or any Integrated Prospectus are not in existence, the most recent Preliminary Prospectus).

              (xxi) No labor dispute with the employees of the Company exists or is threatened or imminent that could result in a Material Adverse Change.

              (xxii) The Company owns or is licensed to use all patents, patent applications, inventions, trademarks, applications for registration of trademarks, service marks, service mark applications, trade names, copyrights, know-how, manufacturing processes, formulae, trade secrets, licenses, proprietary or other confidential information and rights in any thereof and any other intangible property and assets (herein called the "Proprietary Rights") which are employed by it in connection with its business as now conducted and as proposed to be conducted, in each case as described in the Registration Statement and the Prospectus and any Integrated Prospectus (or, if the Prospectus or any Integrated Prospectus are not in existence, the most recent Preliminary Prospectus). The

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       description of the Proprietary Rights is correct and fairly and correctly describes the Company's rights with respect thereto. The Company does not have any knowledge of, and the Company has not given or received any notice of, any pending conflicts with or infringement of the rights of others with respect to any Proprietary Rights or with respect to any license of Proprietary Rights. No adversarial action, suit, arbitration, or legal, administrative or other proceeding, or investigation is pending, or, to the best knowledge of the Company, threatened, which involves any Proprietary Rights. The Company is not subject to any judgment, order, writ, injunction or decree of any court or any federal, state, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any arbitrator, or has entered into or is a party to any contract which restricts or impairs the use of any such Proprietary Rights in a way which would have a material adverse effect on the Company's use of any of the Proprietary Rights. To the best of our knowledge, no Proprietary Rights used by the Company, and no services or products proposed to be sold by the Company, conflict with or infringe upon any proprietary rights available to any third party. The Company has not entered into any consent, indemnification, forbearance to sue or settlement agreement with respect to Proprietary Rights. No claims have been asserted by any person with respect to the validity of the Company's ownership or right to use the Proprietary Rights and, to the best knowledge of the Company, there is no reasonable basis for any such claim to be successful. The Proprietary Rights are valid and enforceable and no registration relating thereto has lapsed, expired or been abandoned or cancelled or is the subject of cancellation or other adversarial proceedings, and all applications therefore are pending and are in good standing. The Company has complied with its contractual obligations relating to the protection of the Proprietary Rights used pursuant to licenses. No person is infringing on or violating the Proprietary Rights owned or used by the Company.

              (xxiii) The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which it is engaged; the Company has not been refused any insurance coverage sought or applied for; and the Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not cause a Material Adverse Change. The officers and directors of the Company are insured by insurers of

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       recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary for officers and directors liability insurance of a public company and as would cover claims which could be made in connection with the issuance of the Securities; and the Company has no reason to believe that it will not be able to renew its existing directors and officers liability insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to cover its officers and directors.

              (xxiv) The Company possesses all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities (including, without limitation, the United States Food and Drug Administration (the "FDA")) necessary to conduct its business, and the Company has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could result in a Material Adverse Change.

              (xxv) The Company conducts and will conduct its operations in a manner that will not subject it to registration as an investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the transactions contemplated by this Agreement will not cause the Company to become an investment company subject to registration under the Investment Company Act.

              (xxvi) The Company has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not result in a Material Adverse Change) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as described in or contemplated by the Registration Statement and the Prospectus and any Integrated Prospectus (or, if the Prospectus or any Integrated Prospectus are not in existence, the most recent Preliminary Prospectus).

              (xxvii) The Company is not in violation of any federal or state law or regulation relating to occupational safety and health or to the storage, handling or transportation of hazardous or toxic materials, and the Company has received all permits, licenses or other approvals required of it under applicable federal and state occupational safety and health and environmental laws and regulations to conduct its business, and the Company is in compliance with all terms and conditions of any such permit, license or approval, except for any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which would not, singly or in the aggregate, result in a Material Adverse Change.

              (xxviii) The statistical and market-related data included in the Registration Statement and the Prospectus and any Integrated Prospectus (or, if the Prospectus or any Integrated Prospectus are not in existence, the most recent Preliminary Prospectus) are derived from sources which the Company reasonably and in good faith believes to be accurate, reasonable and reliable; such data agrees in all material respects with the sources from which they were derived, and to the best of the Company's knowledge, such data reasonably describes the markets or industries in which the Company conducts or proposes to conduct its business.

              (xxix) Each certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters covered thereby and shall also be deemed incorporated herein its entirety and shall be effective as if such representation and warranty were made herein.

              (xxx) The Company does not own any shares of stock or any other equity securities of any corporation or have any equity interest in any firm, partnership, association or other entity, except as described in or contemplated by the Prospectus and any Integrated Prospectus (or, if the Prospectus or any Integrated Prospectus are not in existence, the most recent Preliminary Prospectus). The Company is not, and at the Firm Closing Date, or at the Option Closing Date, as applicable, will not be, engaged in any discussions or a party to any agreement or understanding, written or oral, regarding the acquisition of an interest in any corporation, firm, partnership, joint venture, association or other entity where such discussions, agreements or understandings would require amendment to the Registration Statement pursuant to applicable securities laws.

              (xxxi) There are no holders of securities of the Company, who, by reason of the filing of the Registration Statement, have the right (and have not waived such right) to request the Company to register under the Act, or to include in the Registration Statement, securities held by them.

              (xxxii) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (A) transactions are executed in accordance with management's general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

              (xxxiii) Each of (a) the license agreement between the Company and Pharmacia & Upjohn Company (n/k/a Pharmacia Corporation), dated as of February 19, 1999, as amended from time to time, (b) the license agreement between the Company and Georgetown University, dated as of April 18, 1994, as amended from time to time, (c) the license agreement between the Company and Georgetown University, dated as of September 29, 1999, as amended from time to time, (d) the license agreement between the Company and the National Institutes of Health, the Centers for Disease Control and Prevention, or the Food and Drug Administration (collectively, "PHS"), dated as of September 23, 1997, as amended from time to time and (e) the license agreement between the Company and PHS, dated as of March 1999, as amended from time to time, has been duly authorized, executed and delivered by the Company, is a valid and binding agreement of the Company and, to the best knowledge of the Company, the other parties thereto, and is currently in full force and effect in accordance with its terms. The Company has not received any communication (whether written or oral) relating to the termination or threatened termination or modification or threatened modification of any material consulting, licensing, marketing, research and development, cooperative or any similar agreement, including, without limitation, the agreements listed under the section of the Prospectus and any Integrated Prospectus entitled, "Business-Collaborative Relationships and Licenses."

              (b) The Selling Securityholder represents and warrants to, and agrees with, each of the several Underwriters that:

              (i) The Selling Securityholder has full legal right, power and authority, and all authorization and approval required by law, to enter into this Agreement and to sell, assign, transfer and deliver to the Underwriters the Selling Securityholder's Firm Securities to be sold by the Selling Securityholder hereunder in accordance with the terms of this Agreement.

              (ii) This Agreement has been duly executed and delivered by Selling Securityholder, and is the valid and binding agreement of the Selling Securityholder, enforceable against the Selling Securityholder in accordance with its terms, except (A) as enforceability hereof may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles and (B) that enforcement of rights to indemnity and contribution hereunder may be limited by federal or state securities laws or principles of public policy.

              (iii) The Selling Securityholder has duly executed and delivered a power of attorney and custody agreement (with respect to such Selling Securityholder, the "Power Attorney" and the "Custody Agreement", respectively), each in the form heretofore delivered to the Representatives, appointing James M. Hussey as the Selling Securityholder's attorney-in-fact (the "Attorney-in-Fact") with authority to execute, deliver and perform this Agreement on behalf of such Selling Securityholder and appointing ______________________, as custodian thereunder
       (the "Custodian"). Certificates in negotiable form, endorsed in blank or accompanied by blank stock powers duly executed, with signatures appropriately guaranteed, representing the Securities to be sold by the Selling Securityholder hereunder have been deposited with the Custodian pursuant to the Custody Agreement for the purpose of delivery pursuant to this Agreement. The Selling Securityholder has full power to enter into the Custody Agreement and the Power of Attorney and to perform its obligations under the Custody Agreement. The execution and delivery of the Custody Agreement and the Power of Attorney have been duly authorized by all necessary action of the Selling Securityholder; the Custody Agreement and the Power of Attorney have been duly executed and delivered by the Selling Securityholder and, assuming due authorization, execution and delivery by the Custodian, are the legal, valid, binding and enforceable instruments of the Selling

       Securityholder. The Selling Securityholder agrees that each of the Securities represented by the certificates on deposit with the Custodian is subject to the interests of the Underwriters hereunder, that the arrangements made for such custody, the appointment of the Attorney-in-Fact and the right, power and authority of the Attorney-in-Fact to execute and deliver this Agreement, to agree on the price at which the Selling Securityholder's Firm Securities are to be sold to the Underwriters, and to carry out the terms of this Agreement, are to that extent irrevocable and that the obligations of the Selling Securityholder hereunder shall not be terminated, except as provided in this Agreement or the Custody Agreement, by any act of the Selling Securityholder, by operation of law or otherwise, whether in the case of the Selling Securityholder by the death or incapacity of such Selling Securityholder or in the case of a trust or estate by the death of the trustee or trustees or the executor or executors or the termination of such trust or estate. If the Selling Securityholder, trustee or executor should die or become incapacitated or any such trust should be terminated or if any other event should occur, before the delivery of such Selling Securityholder's Firm Securities hereunder, the certificates for such Selling Securityholder's Firm Securities deposited with the Custodian shall be delivered by the Custodian in accordance with the respective terms and conditions of this Agreement as if such death, incapacity, termination or other event had not occurred, regardless of whether or not the Custodian or the Attorney-in-Fact shall have received notice thereof.

              (iv) The Selling Securityholder is the lawful owner of the Selling Securityholder's Firm Securities to be sold by the Selling Securityholder hereunder and upon sale and delivery of, and payment for such Selling Securityholder's Firm Securities, as provided herein, the Selling Securityholder will convey good and marketable title to such Selling Securityholder's Firm Securities, free and clear of any security interests, liens, encumbrances, equities, claims or other defects.

              (v) There are no outstanding options, warrants, rights or other agreements or arrangements requiring such Selling Securityholder at any time to transfer any Selling
       Securityholder's Firm Securities to be sold hereunder by it.

              (vi) The Selling Securityholder has not, directly or indirectly, (A) taken any action designed to cause or result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the

       Company to facilitate the sale or resale of the Selling Securityholder's Firm Securities or (B) since the filing of the Registration Statement (1) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Selling Securityholder's Firm Securities or (2) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company (except for the sale of Selling Securityholder's Firm Securities by the Selling Securityholder under this Agreement).

              (vii) To the extent that any statements or omissions are made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by the Selling Securityholder specifically for use therein, such Preliminary Prospectus did, and the Registration Statement and the Prospectus and any Integrated Prospectus and any amendments or supplements thereto, when they become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act, the Exchange Act and the respective rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading. The Selling Securityholder has reviewed the Prospectus and any Integrated Prospectus (or, if the Prospectus or any Integrated Prospectus is not in existence, the most recent Preliminary Prospectus) and the Registration Statement, and the information regarding the Selling Securityholder set forth therein under the caption "Principal and Selling Stockholder" is complete and accurate.

              (viii) The Registration Statement, when it became effective, or any amendment or supplement thereto, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and the Prospectus and any Integrated Prospectus (or, if the Prospectus or any Integrated
       Prospectus is not in existence, the most recent Preliminary
       Prospectus) or any amendment or supplement thereto does not contain any untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that the representations and warranties in this
       Section 2(b)(viii) do not apply to statements or omissions in the Registration Statement or the Prospectus based upon any information relating to any Underwriter furnished to the Company in writing by such Underwriter through you for use therein.

              (ix) The sale by the Selling Securityholder of the Selling Securityholder's Firm Securities pursuant hereto is not prompted by any adverse information concerning the Company that is not set forth in the Registration Statement or the Prospectus or any Integrated Prospectus (or, if the Prospectus or any Integrated Prospectus are not in existence, the most recent Preliminary Prospectus).

              (x) The execution and delivery of this Agreement, the sale of the Selling Securityholder's Firm Securities to the Underwriters by the Selling Securityholder pursuant to this Agreement, the compliance by the Selling Securityholder with the other provisions of this Agreement, the Custody Agreement and the consummation of the other transactions herein contemplated do not
       (i) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained, such as may be required under state securities or blue sky laws and, if the registration statement filed with respect to the Selling Securityholder's Firm Securities (as amended) is not effective under the Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Act, the Exchange Act, or
       (ii) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under any indenture, mortgage, license, deed of trust, bank loan, lease or other agreement or instrument to which the Selling Securityholder is a party or by which the Selling Securityholder or any of the Selling Securityholder's properties are bound, or any statute law, or ordinance or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to the Selling Securityholder.

              (xi) The Selling Securityholder has not distributed and, prior to the later of (A) the Firm Closing Date and (B) the completion of the distribution of the Selling Securityholder's Firm Securities, will not distribute any offering materials in connection with the offering and sale of the Selling Securityholder's Firm Securities, other than materials, if any, permitted by the Act.

              (xii)    Any certificate signed by the Selling
       Securityholder and delivered to the Representatives or counsel for the Underwriters shall be deemed a representation and warranty by the Selling Securityholder to each Underwriter as to the matters covered there.

       3.     PURCHASE, SALE AND DELIVERY OF THE SECURITIES.   (a) On the basis
of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell, and the Selling Securityholder agrees to sell, to each of the Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase from the Company and the Selling Securityholder, at a purchase price of $ ___ per share, the number of Firm Securities set forth opposite the name of such Underwriter in Schedule I hereto. The Company's Firm Securities shall consist of 2,800,000 shares of Common Stock and the Selling Securityholder's Firm Securities shall consist of 200,000 shares of Common Stock. The number of Firm Securities to be purchased by each Underwriter from the Company and the Selling Securityholder shall be as nearly as practicable in the same proportion to the total number of Firm Securities being sold by the Company and the Selling Securityholder (with the number of shares to be sold by the Selling Securityholder being set forth opposite such Selling Securityholder's name in
Schedule II hereto) as the total number of Firm Securities to be purchased by such Underwriter bears to the total number of Firm Securities to be purchased by the Underwriters hereunder. One or more certificates in definitive form for the Firm Securities that the several Underwriters have agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Representatives request upon notice to the Company and the Selling Securityholder at least 48 hours prior to the Firm Closing Date, shall be delivered by or on behalf of the Company and the Selling Securityholder to the Representatives for the respective accounts of the Underwriters, against payment by or on behalf of the Underwriters of the purchase price therefor by wire transfer in same-day funds (the "Wired Funds") to the account of the Company, in the case of the Company's Firm Securities, and to the order of the Custodian, in the case of the Selling Securityholder's Firm Securities. Such delivery of and payment for the Firm Securities shall be made at the offices of Skadden, Arps, Slate, Meagher & Flom (Illinois), 333 West Wacker Drive, Chicago, Illinois 06060-1285 at 9:30 A.M., Chicago time, on ___, 2000, or at such other place, time or date as the Representatives and the Company may agree upon or as the Representatives may determine pursuant to Section 9 hereof, such time and date of delivery against payment being herein referred to as the "Firm Closing Date". The Company will make such certificate or certificates for the Firm Securities available for checking and packaging by the Representatives at the offices in New York, New York of the Company's transfer agent or registrar or at the offices of Prudential Securities Incorporated at least 24 hours prior to the Firm Closing Date.

              (b) For the purpose of covering any over-allotments in connection with the distribution and sale of the Firm Securities as contemplated by the Prospectus, the Company hereby grants to the several Underwriters an option to purchase, severally and not jointly, the Option Securities. The purchase price to be paid for any Option Securities shall be the same price per share as the price per share for the Firm Securities set forth above in paragraph (a) of this Section 3, plus if the purchase and sale of any Option Securities takes place after the Firm Closing Date and after the Firm Securities are trading "ex-dividend," an amount equal to the dividend payable on such Option Securities. The option granted hereby may be exercised as to all or any part of the Option Securities from time to time within thirty (30) days after the date of the Prospectus (or, if such 30th day shall be a Saturday or Sunday or a holiday, on the next business day thereafter when the New York Stock Exchange is open for trading). The Underwriters shall not be under any obligation to purchase any of the Option Securities prior to the exercise of such option. The Representatives may from time to time exercise the option granted hereby by giving notice in writing or by telephone (confirmed in writing) to the Company setting forth the aggregate number of Option Securities as to which the several Underwriters are then exercising the option and the date and time for delivery of and payment for such Option Securities. Any such date of delivery shall be determined by the Representatives but shall not be earlier than two business days or later than five business days after notice of such exercise of the option and, in any event, shall not be earlier than the Firm Closing Date. The time and date set forth in such notice, or such other time on such other date as the Representatives and the Company may agree upon or as the Representatives may determine pursuant to Section 9 hereof, is herein called the "Option Closing Date" with respect to such Option Securities. Upon exercise of the option as provided herein, the Company shall become obligated to sell to each of the several Underwriters, and, subject to the terms and conditions herein set forth, each of the Underwriters (severally and not jointly) shall become obligated to purchase from the Company the same percentage of the total number of the Option Securities as to which the several Underwriters are then exercising the option as such Underwriter is obligated to purchase of the aggregate number of Firm Securities, as adjusted by the Representatives in such manner as they deem advisable to avoid fractional shares. If the option is exercised as to all or any portion of the Option Securities, one or more certificates in definitive form for such Option Securities, and payment therefor, shall be delivered on the related Option Closing Date in the manner, and upon the terms and conditions, set forth in paragraph (a) of this Section 3, except that reference therein to the Firm Securities and the Firm Closing Date shall be deemed, for purposes of this paragraph (b), to refer to such Option Securities and Option Closing Date, respectively.

              (c) The Company and the Selling Securityholder hereby acknowledge that the wire transfer by or on behalf of the Underwriters of the purchase price for any Securities does not constitute closing of a purchase and sale of the Securities. Only execution and delivery of a receipt for the Securities by the Underwriters indicates completion of the closing of a purchase of the Securities from the Company and the Selling Securityholder. Furthermore, in the event that the Underwriters wire funds to the Company and the Selling Securityholder prior to the completion of the closing of a purchase of Securities, the Company and the Selling

Securityholder hereby acknowledge that until the Underwriters execute and deliver a receipt for the Securities, by facsimile or otherwise, the Company and the Selling Securityholder will not be entitled to the Wired Funds and shall return the Wired Funds to the Underwriters as soon as practicable (by wire transfer of same-day funds) upon demand. In the event that the closing of a purchase of Securities is not completed and the Wired Funds are not returned by the Company and the Selling Securityholder to the Underwriters on the same day the Wired Funds were received by the Company and the Selling Securityholder, each of the Company and the Selling Securityholder agree to pay to the Underwriters in respect of each day the Wired Funds are not returned by it, in same-day funds, interest on the amount of such Wired Funds in an amount representing the Underwriters' cost of financing as reasonably determined by Prudential Securities Incorporated.

              (d) It is understood that any of you, individually and not as one of the Representatives, may (but shall not be obligated to) make payment on behalf of any Underwriter or Underwriters for any of the Securities to be purchased by such Underwriter or Underwriters. No such payment shall relieve such Underwriter or Underwriters from any of its or their obligations hereunder.

       4. OFFERING BY THE UNDERWRITERS. Upon your authorization of the release of the Firm Securities, the several Underwriters propose to offer the Firm Securities for sale to the public upon the terms set forth in the Prospectus.

       5. COVENANTS OF THE COMPANY AND THE SELLING SECURITYHOLDER. (a) The Company covenants and agrees with each of the Underwriters that:

              (i) The Company will use its best efforts to cause the Registration Statement, if not effective at the time of execution of this Agreement, and any amendments thereto to become effective as promptly as possible. If required, the Company will file the Prospectus or any Term Sheet that constitutes a part thereof and any Integrated Prospectus and any amendment or supplement thereto with the Commission in the manner and within the time period required by Rules 434 and 424(b) under the Act.
       During any time when a prospectus relating to the Securities is required to be delivered under the Act, the Company (i) will comply with all requirements imposed upon it by the Act and the Exchange Act and the respective rules and regulations of the Commission promulgated thereunder to the extent necessary to permit the continuance of sales of or dealings in the Securities in accordance with the provisions hereof and of each of the Prospectus and any Integrated Prospectus, as then amended or supplemented, and (ii) will not file with the Commission the Prospectus, Term Sheet or the amendment referred to in the second sentence of Section 2(a) hereof, any amendment or supplement to such Prospectus, Term Sheet or any amendment to the Registration Statement or any Rule 462(b) Registration Statement of which the Representatives shall not previously have been advised and furnished with a copy for a reasonable period of time prior to the proposed filing and as to which filing the Representatives shall not have given their consent. The Company will prepare and file with the Commission, in accordance with the rules and regulations of the Commission, promptly upon request by the Representatives or counsel for the Underwriters, any amendments to the Registration Statement or amendments or supplements to the Prospectus and any Integrated Prospectus that may be necessary or advisable in connection with the distribution of the Securities by the several Underwriters, and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective by the Commission as promptly as possible. The Company will advise the Representatives, promptly after receiving notice thereof, of the time when the Registration Statement or any amendment thereto has been filed or declared effective or the Prospectus and any Integrated Prospectus or any amendment or supplement thereto has been filed and will provide evidence satisfactory to the Representatives of each such filing or effectiveness.

              (ii) The Company will advise the Representatives, promptly after receiving notice or obtaining knowledge thereof, of
       (i) the issuance by the Commission of any stop order suspending the effectiveness of the Original Registration Statement or any Rule 462(b) Registration Statement or any amendment thereto or any order directed at any document incorporated by reference in the Registration Statement, the Prospectus or any required Integrated Prospectus or any amendment or supplement thereto or any order preventing or suspending the use of any Preliminary Prospectus, the Prospectus and any Integrated Prospectus or any amendment or supplement thereto, (ii) the suspension of the qualification of the Securities for offering or sale in any jurisdiction, (iii) the institution, threatening or contemplation of any proceeding for any such purpose, or (iv) any request made by the Commission for amending the Original Registration Statement or any Rule 462(b) Registration Statement, for amending or supplementing any Preliminary Prospectus, the Prospectus or any Integrated Prospectus or for additional information. The Company will use its best efforts to prevent the issuance of any such stop order and, if any such stop order is issued, to obtain the withdrawal thereof as promptly as possible.

              (iii) The Company will arrange for the qualification of the Securities for offering and sale under the securities or blue sky laws of such jurisdictions as the Representatives may designate and will continue such qualifications in effect for as long as may be necessary to complete the distribution of the Securities; PROVIDED, HOWEVER, that in connection therewith, the Company shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction where it is not otherwise qualified or subject to jurisdiction.

              (iv) If, at any time prior to the later of (A) the final date when a prospectus relating to the Securities is required to be delivered under the Act or (B) the Option Closing Date, any event occurs as a result of which each of the Prospectus and any Integrated Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement each of the Prospectus and any Integrated Prospectus to comply with the Act, the Exchange Act or the respective rules or regulations of the Commission promulgated thereunder, the Company will promptly notify the Representatives thereof and, subject to Section 5(a) hereof, will prepare and file with the Commission, at the Company's expense, an amendment to the Registration Statement or an amendment or supplement to the Prospectus or any Integrated Prospectus that corrects such statement or omission or effects such compliance.

              (v) The Company will, without charge, provide (A) to the Representatives and to counsel for the Underwriters a conformed copy of the registration statement originally filed with respect to the Securities and each amendment thereto (in each case including exhibits thereto) or any Rule 462(b) Registration Statement, certified by the Secretary or an Assistant Secretary of the Company to be true and complete copies thereof as filed with the Commission by electronic transmission, (B) to each other Underwriter, a conformed copy of such registration statement or any Rule 462(b) Registration Statement and each amendment thereto (in each case without exhibits thereto), and (C) so long as a prospectus relating to the Securities is required to be delivered under the Act, as many copies of each Preliminary Prospectus, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto as the

       Representatives may reasonably request; without limiting the application of clause (C) of this sentence, the Company, no later than (1) 6:00 P.M., New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 10:00 A.M., New York City time, on such date or (2) 2:00 P.M., New York City time, on the business day following the date of determination of the public offering price, if such determination occurred after 10:00 A.M., New York City time, on such date, will deliver to the Underwriters, without charge, as many copies of the Prospectus and any amendment or supplement thereto as the Representatives may reasonably request for purposes of confirming orders that are expected to settle on the Firm Closing Date.

              (vi) As soon as practicable, the Company will make generally available to its securityholders and to the Representatives an earnings statement of the Company that satisfies the provisions of Section 11(a) of the Act and Rule 158 thereunder.

              (vii) The Company will apply the net proceeds from the sale of the Securities as set forth under "Use of Proceeds" in the Prospectus or any Integrated Prospectus.

              (viii) The Company will obtain the agreements described in Section 7(j) hereof prior to the Firm Closing Date.

              (ix) If at any time during the 25-day period after the Registration Statement becomes effective or the period prior to the Option Closing Date, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in your opinion the market price of the Common Stock has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus or any Integrated Prospectus), the Company will, after notice from you advising the Company to the effect set forth above, forthwith prepare, consult with you concerning the substance of, and disseminate a press release or other public statement, reasonably satisfactory to you, responding to or commenting on such rumor, publication or event.

              (x) Prior to the Option Closing Date, the Company will issue no press release or other communications directly or indirectly and hold no press conferences with respect to the Company, the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company, or the offering of the Securities, without the prior consent of the Representatives unless in the judgment of the Company and its counsel, and after notification to the Representatives, such press release or communication is required by law.

              (xi) If the Company elects to rely on Rule 462(b), the Company shall both file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) and pay the applicable fees in accordance with Rule 111 promulgated under the Act by the earlier of (A) 10:00 P.M. Eastern time on the date of this Agreement and (B) the time confirmations are sent or given, as specified by Rule 462(b)(2).

              (xii) The Company will cause the Securities to be duly included for quotation on the Nasdaq National Market prior to the Firm Closing Date. The Company will ensure that the Securities remain included for quotation on the Nasdaq National Market following the Firm Closing Date.

              (xiii) The Company will not, directly or indirectly, without the prior written consent of Prudential Securities Incorporated, on behalf of the Underwriters, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, pledge, grant of any option to purchase or other sale or disposition) of any shares of Common Stock or any securities convertible into, or exchangeable or exercisable for, shares of Common Stock for a period of 90 days after the date hereof, except pursuant to this Agreement, including the sale of Option Securities, and except for issuances pursuant to the exercise of employee stock options of the Company outstanding on the date hereof or pursuant to the terms of convertible securities of the Company outstanding on the date hereof, in each case pursuant to any plans described in the Prospectus or any Integrated Prospectus.

              (xiv) The Company will not, directly or indirectly, (A) take any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or
       (B) (1) sell, bid for, purchase, or pay anyone any compensation for soliciting purchases of, the Securities, or (2) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company (except for the sale of Securities by the Selling Securityholder under this Agreement).

              (a) The Selling Securityholder covenants and agrees with each of the Underwriters that:

              (i) The Selling Securityholder will not, directly or indirectly, without the prior written consent of Prudential Securities Incorporated, on behalf of the Underwriters, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, pledge, grant of any option to purchase or other sale or disposition) of any shares of Common Stock or any securities convertible into, or exchangeable or exercisable for, shares of Common Stock for a period of 90 days after the date hereof, except (A) pursuant to this Agreement or
       (B) as consented to in writing by Prudential Securities
       Incorporated.

              (ii) The Selling Securityholder will not, directly or indirectly, (A) take any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (B) (1) sell, bid for, purchase, or pay anyone any compensation for soliciting purchases of, the Securities, or (2) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company (except for the sale of the Selling Securityholder's Firm Securities by the Selling Securityholder under this Agreement).

              (iii) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, the Selling Securityholder will deliver to the Representatives prior to or at the Firm Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

       6.     EXPENSES.

              (a) The Company and the Selling Securityholder covenant and agree with one another and with the Underwriters that (i) the Company will pay all costs and expenses incident to the performance of the Company's obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 11 hereof, including all costs and expenses incident to (a) the printing or other production of documents with respect to the transactions, including any costs of printing the registration statement originally filed with respect to the Securities and any amendment thereto, any Rule 462(b) Registration Statement, any Preliminary Prospectus, the Prospectus or any Integrated Prospectus and any amendment or supplement thereto, this Agreement and any blue sky memoranda, (b) all arrangements relating to the delivery to the Underwriters of copies of the foregoing documents, (c) the fees and disbursements of the counsel, the accountants and any other experts or advisors retained by the Company, (d) preparation, issuance and delivery to the Underwriters of any certificates evidencing the Securities, including transfer agent's and registrar's fees, (e) the qualification of the Securities under state securities and blue sky laws, including filing fees and fees and disbursements of counsel for the Underwriters relating thereto, (f) the filing fees of the Commission and the National Association of Securities Dealers, Inc. relating to the Securities, (g) any quotation of the Securities on the Nasdaq National Market, (h) any meetings with prospective investors in the Securities (other than as shall have been specifically approved by the Representatives to be paid for by the Underwriters) and (i) advertising relating to the offering of the Securities (other than as shall have been specifically approved by the Representatives to be paid for by the Underwriters); (j) the preparation, issuance and delivery to the Underwriters of any certificates evidencing the Securities, including transfer agent's and registrar's fees and (k) all other costs and expenses incident to the performance of the Company's obligations hereunder which are not otherwise specifically provided for in this section; and (ii) such Selling Securityholder will pay all costs and expenses incident to (x) any fees and expenses of counsel for such Selling Securityholder, (y) the fees and expenses of the Attorney-in-Fact and the Custodian, and (z) all expenses and taxes incident to the sale and delivery of the Selling Securityholder's Firm Securities to be sold by the Selling Securityholder to the Underwriters hereunder.

              (b) If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 7 hereof is not satisfied, because this Agreement is terminated pursuant to Section 11 hereof or because of any failure, refusal or inability on the part of the Company or the Selling Securityholder to perform all obligations and satisfy all conditions on their respective parts to be performed or satisfied hereunder other than by reason of a default by any of the Underwriters, the Company and the Selling Securityholder will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including counsel fees and disbursements) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities in accordance with the provisions of Section 6(a) hereof. Neither, the Company nor the Selling Securityholder shall in any event be liable to any of the

Underwriters for the loss of anticipated profits from the transactions covered by this Agreement.

       7. CONDITIONS OF THE UNDERWRITERS' OBLIGATIONS. The obligations of the several Underwriters to purchase and pay for the Firm Securities shall be subject, in the Representatives' sole discretion, to the accuracy of the representations and warranties of the Company and the Selling Securityholder contained herein as of the date hereof and as of the Firm Closing Date, as if made on and as of the Firm Closing Date, to the accuracy of the statements of the Company's officers and the Selling Securityholder made pursuant to the provisions hereof, to the performance by the Company and the Selling Securityholder of their respective covenants and agreements hereunder and to the following additional conditions:

              (a) If the Original Registration Statement or any amendment thereto filed prior to the Firm Closing Date has not been declared effective as of the time of execution hereof, the Original Registration Statement or such amendment and, if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement, shall have been declared effective not later than the earlier of: (i) 11:00 A.M., New York time, on the date on which the amendment to the registration statement originally filed with respect to the Securities or to the Registration Statement, as the case may be, containing information regarding the initial public offering price of the Securities has been filed with the Commission, and (ii) the time confirmations are sent or given as specified by Rule 462(b)(2), or with respect to the Original Registration Statement, or such later time and date as shall have been consented to in writing by the Representatives; if required, the Prospectus or any Term Sheet that constitutes a part thereof and any Integrated Prospectus and any amendment or supplement thereto shall have been filed with the Commission in the manner and within the time period required by Rules 434 and 424(b) under the Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any amendment thereto and no order directed at any document incorporated by reference in the Registration Statement, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto shall have been issued and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Company or the Representatives, shall be contemplated by the Commission; and the Company shall have complied with any request of the Commission for additional information (to be included in the Registration Statement, the Prospectus or any Integrated Prospectus or otherwise).

              (b) The Representatives shall have received an opinion, dated the Firm Closing Date, of Burke, Warren, MacKay & Serritella, P.C., counsel for the Company, to the effect that:

              (i) the Company has been duly organized and is validly existing as a corporation in good standing under the laws of the state of Delaware and is duly qualified to transact business as a foreign corporation and is in good standing under the laws of all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified or be in good standing does not amount to a material liability or disability to the Company.

              (ii) The Company has full power (corporate and otherwise) and authority to own or lease its properties and conduct its business as described in the Registration Statement and the Prospectus or any Integrated Prospectus, and the Company has full power (corporate and otherwise) and authority to enter into and perform its obligations under this Agreement and to carry out all the terms and provisions hereof and thereof to be carried out by it.

              (iii) The authorized, issued and outstanding capital stock of the Company is as set forth in each of the Prospectus and any Integrated Prospectus. All of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable. The shares of issued and outstanding capital stock of the Company have been issued in compliance with all applicable federal and state securities laws and none of the outstanding shares of capital stock of the Company were issued in violation of the preemptive rights or other similar rights of any person. To the best of such counsel's knowledge, except as described in the Prospectus and any Integrated Prospectus, there are no outstanding options, warrants or other rights to purchase, agreements to issue or other rights to convert any obligations into shares of capital stock of the Company.

              (iv) The Company's Firm Securities and the Option Securities have been duly authorized by all necessary corporate action on the part of the Company and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be validly issued, fully paid and nonassessable. The Company's Firm Securities and the Option Securities have been duly included for trading on the Nasdaq National Market; no person is entitled to any preemptive or similar rights in connection with the issuance of the Company's Firm Securities and the Option Securities; and no holder of securities of the Company is entitled to have such securities registered under the Registration Statement.

              (v) (A) The statements set forth under the heading "Description of Capital Stock" in each of the Prospectus and any Integrated Prospectus, insofar as such statements purport to summarize certain provisions of the capital stock of the Company, provide a fair summary of such provisions; and (B) the statements set forth under the headings "Risk Factors - Risks Relating to This Offering - Future sales by existing stockholders could result in a decrease in our stock price and make it more difficult for us to raise funds in future equity offerings," "Business-Collaborative Relationships and Licenses," and "Certain Relationships and Related Transactions" in each of the Prospectus and any Integrated
       Prospectus and in Item 14 of Part II of the Registration Statement, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, provide a fair summary of such legal matters, documents and proceedings.

              (vi) To such counsel's knowledge, accurate copies of all contracts and other documents required to be filed as exhibits to, or described in, the Registration Statement have been so filed with the Commission or are correctly described in the Registration Statement, the Prospectus and any Integrated Prospectus, as the case may be.

              (vii) The execution and delivery of this Agreement and the consummation by the Company of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of the Company and this Agreement has been duly executed and delivered by the Company.

              (viii) No legal or governmental proceedings are pending to which the Company is a party or to which the property of the Company is subject that are required to be described in the Registration Statement, the Prospectus or any Integrated Prospectus and are not described therein, and, to the best knowledge of such counsel, no such proceedings have been threatened against the Company or with respect to any of its properties.

              (ix) To the best of such counsel's knowledge, the Company possesses such certificates, authorities or permits issued by the appropriate regulatory agencies or bodies necessary to the conduct of the business now operated by it, and the Company has not received any notice of proceedings relating to the revocation of modification of any such certificate, authority or permit that, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company.

              (x) The issuance, offering and sale of the Company's Firm Securities and the Option Securities to the Underwriters by the Company pursuant to this Agreement, the compliance by the Company with the other provisions of this Agreement and the consummation of the other transactions herein contemplated do not and will not (A) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained and such as may be required under state securities or blue sky laws, or (B) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument, known to such counsel, to which the Company is a party or by which the Company or any of its properties are bound, or the charter documents or by-laws of the Company, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator known to such counsel and applicable to the Company.

              (xi) The Registration Statement is effective under the Act; any required filing of the Prospectus, or any Term Sheet that constitutes a part thereof, and any Integrated Prospectus, pursuant to Rules 434 and 424(b) has been made in the manner and within the time period required by Rules 434 and 424(b); and no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto and no order directed at any document incorporated by reference in the Registration Statement, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto has been issued, and no proceedings for that purpose have been instituted or threatened or, to the best knowledge of such counsel, are contemplated by the Commission.

              (xii) The Registration Statement originally filed with respect to the Securities and each amendment thereto, any Rule 462(b) Registration Statement, the Prospectus and any Integrated Prospectus (in each case, including the documents incorporated by reference therein but not including the financial statements and other financial information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act, the Exchange Act and the respective rules and regulations of the Commission promulgated thereunder.

              (xiii) The Company is not an "investment company" required to register as such under the Investment Company Act.

              (xiv) If the Company elects to rely on Rule 434, the Prospectus is not "materially different", as such term is used in Rule 434, from the prospectus included in the Registration
       Statement at the time of its effectiveness or any effective amendment thereto (including such information that is permitted to be omitted pursuant to Rule 430A).

Such counsel shall also state that they have no reason to believe that the Registration Statement, as of its effective date and the date of such opinion, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus and any Integrated Prospectus, as of its date or the date of such opinion, included or includes any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

       In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials.

       References to the Registration Statement and the Prospectus and any Integrated Prospectus in this paragraph (b) shall include any amendment or supplement thereto at the date of such opinion.

              (c) The Representatives shall have received an opinion, dated the Firm Closing Date, of Leydig, Voit & Mayer, Ltd., intellectual property counsel for the Company, to the effect that:

              (i) such counsel is familiar with the technology used by the Company in its business and the manner of its use thereof and have read the Registration Statement and the Prospectus, and any Integrated Prospectus, including particularly the portions of the Registration Statement and the Prospectus, and any Integrated Prospectus, referring to patents, trade secrets, trademarks, service marks or other proprietary information or materials and the information in the Prospectus or any Integrated Prospectus under "Risk Factors--We may not be able to protect our patents and proprietary information and the use of our technologies could potentially conflict with the rights of others," and "Business--Patents and Proprietary Rights" to the extent that such portions constitute matters of law, summaries of legal matters documents, proceedings, or legal conclusions has been reviewed by them and is correct in all material respects and fairly and correctly presents the information called for with respect thereto.

              (ii) To the best of such counsel's knowledge, there are no pending or threatened legal or governmental proceedings, nor allegations on the part of any person of infringement, relating to patent rights, trade secrets, trademarks, service marks, copyrights or other proprietary information or know-how of the Company and, to the best of their knowledge, no such proceedings are threatened or contemplated.

              (iii) To the best of such counsel's knowledge, the Company is not infringing or otherwise violating any patents, trade secrets, trademarks, service marks, copyrights or other proprietary information or know-how or valid patent claims of any persons, and no person is infringing or otherwise violating any of the Company's patents, trade secrets, trademarks, service marks, copyrights or other proprietary information or know-how of the Company.

              (iv) To the best of such counsel's knowledge, the Company owns or possesses sufficient licenses or other rights to use all technologies covered by patents, trade secrets, trademarks, service marks or other proprietary information or know-how necessary to conduct the business now being or proposed to be conducted by the Company as described in the Prospectus and any Integrated Prospectus.

              (v) The Company's United States and foreign patents are valid and enforceable and are entitled to a statutory presumption of validity and of ownership by the assignee. The
       Company is listed in the records of the United States Patent and Trademark Office ("PTO") as the sole assignee of record of each of the patents listed on Schedule III hereto (herein called the "Patents") and each of the applications listed on Schedule IV hereto (herein called the "Applications"). To the best of such counsel's knowledge, there are no asserted or unasserted claims of any persons relating to the scope or ownership of any of the Patents or the Applications, there are no liens which have been filed against any of the Patents or the Applications, there are no material defects of form in the preparation or filing of the Applications, the Applications are being diligently prosecuted, and none of the Applications have been finally rejected or abandoned.

              (vi) The Company is listed on the records of the PTO or appropriate foreign patent offices as the sole assignee of record of each of the foreign patents listed on Schedule VI hereto (herein called the "Foreign Patents") and each of the foreign applications listed on Schedule I hereto (herein called the "Foreign Applications"). To the best of their knowledge, there are no asserted or unasserted claims of any persons relating to the scope or ownership of the Foreign Patents or the Foreign Applications, there are no liens which have been filed against any of the Foreign Patents or the Foreign Applications, the Foreign Patents are valid and enforceable, there are no material defects of form in the preparation or filing of the Foreign Applications, the Foreign Applications are being diligently prosecuted, and none of the Foreign Applications has been finally rejected or abandoned.

              (vii) Nothing has come to such counsel's attention that leads such counsel to believe that any of the Applications and Foreign Applications will not eventuate in issued patents, or that any patents issued in respect of any such Applications or Foreign Applications will not be valid or will not afford the Company reasonable patent protection relative to the subject matter thereof.

              (viii) The Company is the non-exclusive licensee of the United States and foreign patents and patent applications listed on Schedule VII and is the exclusive licensee of the United States and foreign patents and patent applications listed on Schedule
       VIII. All such licenses are duly executed, validly binding and enforceable in accordance with their terms and, to the best of their knowledge, the Company is not in default (declared or undeclared) of any material provision of any such licenses.

              (ix) To the best of their knowledge, all pertinent prior art references known to the Company or its counsel during the prosecution of the Patents and the Applications were disclosed to the PTO and, to the best of their knowledge, neither such counsel nor the Company made any misrepresentation to, or concealed any material fact from, the PTO during such prosecution.

              (x) To the best of their knowledge, the Company takes security measures adequate to assert trade secret protection in its non-patented technology.

              (xi) The agreements executed by the Company's employees, consultants and other advisers respecting trade secrets, confidentiality, or intellectual property rights are valid, binding and enforceable in accordance with their express terms.

       Such counsel shall also state that nothing has come to their attention that leads them to believe that, with respect to licenses, patents, trade secrets, copyrights or other proprietary information or know-how owned or used by the Company which are the subject of the foregoing opinions, the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any Integrated Prospectus, as of its date or the date of the opinion included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

              (d) The Representatives shall have received an opinion, dated as of the Firm Closing Date, of ___, regulatory counsel for the Company, to the effect that:

              (i) the statements in the Registration Statement under the captions "Risk Factors - If we are unsuccessful in developing our products, our business, financial condition and operating results will be adversely affected, " Risk Factors - Risks Related to Our Business - Our business is subject to extensive governmental regulation, which can be costly, time consuming and subject us to unanticipated delays; even if we obtain regulatory approval for some of our products, those products may still face regulatory difficulties," and "Business-Government Regulation" are accurate and complete statements or summaries of the FDA laws and regulations therein set forth and nothing has come to such counsel's attention that causes them to believe that the above-referenced portions of the Registration Statement and the Prospectus or any Integrated Prospectus contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

              (ii) There are no adverse legal or governmental proceedings pending relating to products or potential products of the Company, or any such proceedings, to the knowledge of such counsel, threatened or contemplated by governmental authorities or others.

              (e) The Selling Securityholder shall have furnished to the Representatives the opinion of Katten Muchin & Zavis, counsel for the Selling Securityholder, dated the Option Closing Date, to the effect that:

              (i) the Selling Securityholder has full power to enter into this Agreement, the Custody Agreement and the Power of Attorney and to sell, transfer and deliver the Selling Securityholder's Firm Securities being sold by the Selling Securityholder hereunder in the manner provided in this Agreement and to perform its obligations under the Custody Agreement; this Agreement, the Custody Agreement and the Power of Attorney have been duly executed and delivered by the Selling Securityholder; assuming due execution and delivery by the Custodian, the Custody Agreement and the Power of Attorney are the legal, valid, binding and enforceable instruments of the Selling Securityholder, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

              (ii) The delivery by the Selling Securityholder to the several Underwriters of certificates for the Selling Securityholder's Firm Securities being sold hereunder by the Selling Securityholder against payment therefor as provided herein, will convey good and marketable title to such Securities to the several Underwriters, free and clear of all security interests, liens, encumbrances, equities, claims or other defects.

              (iii) The sale of the Selling Securityholder's Firm Securities to the Underwriters by the Selling Securityholder pursuant to this Agreement, the compliance by the Selling Securityholder with the other provisions of this Agreement, the Custody Agreement and the consummation of the other transactions herein contemplated do not and will not (i) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained and such as may be required under state securities or blue sky laws, or (ii) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under any indenture, mortgage, license, deed of trust, bank loan, lease or other agreement or instrument to which the Selling Securityholder is a party or by which the Selling

       Securityholder or any of the Selling Securityholder's properties are bound, or any statute, law or ordinance or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to the Selling Securityholder.

       In rendering such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials.

       References to the Registration Statement and the Prospectus or any Integrated Prospectus in this paragraph (e) shall include any amendment or supplement thereto at the date of such opinion.

              (f) The Representatives shall have received an opinion, dated the Firm Closing Date, of Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel for the Underwriters, with respect to the issuance and sale of the Firm Securities, the Registration Statement, the Prospectus and any Integrated Prospectus, and such other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

              (g) The Representatives shall have received from Arthur Andersen LLP a letter or letters dated, respectively, the date hereof and the Firm Closing Date, in form and substance satisfactory to the Representatives, to the effect that:

              (i) they are independent accountants with respect to the Company within the meaning of the Act, the Exchange Act and the applicable rules and regulations thereunder.

              (ii) In their opinion, the audited financial statements and schedules examined by them and included in the Registration Statement, the Prospectus and any Integrated Prospectus comply in form in all material respects with the applicable accounting requirements of the Act, the Exchange Act and the related published rules and regulations promulgated thereunder.

              (iii) On the basis of a reading of the latest available interim unaudited financial statements of the Company, carrying out certain specified procedures (which do not constitute an examination made in accordance with generally accepted auditing standards) that would not necessarily reveal matters of significance with respect to the comments set forth in this paragraph (iii), a reading of the minute books of the stockholders, the board of directors and any committees thereof of the Company, and inquiries of certain officials of the Company who have responsibility for financial and accounting matters, nothing came to their attention that caused them to believe that:

                       (A)    the unaudited financial statements
              of the Company included in the Registration
              Statement, the Prospectus and any Integrated
              Prospectus do not comply in form in all material respects with the applicable accounting requirements of the Act, the Exchange Act and the related published rules and regulations thereunder, or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Registration Statement and the Prospectus and any Integrated Prospectus; and

                       (B)    at a specific date not more than
              five business days prior to the date of such letter,
              (1) there were any changes in the capital stock or long-term debt of the Company or any decreases in net current assets or stockholders' equity of the Company, in each case compared with amounts shown on the June 30, 2000 unaudited balance sheet included in the Registration Statement, the Prospectus and any Integrated Prospectus, (2) or for the period from July 1, 2000 to such specified date there were any decreases, as compared with the period from July 1, 1999 to the date one year before such specified date, in sales, net revenues, net income before income taxes or total or per share amounts of net income of the Company, except in all instances set forth in clauses (1) and (2) above, for changes, decreases or increases set forth in such letter.

              (iv) They have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information that are derived from the general accounting records of the Company and are included in the Registration Statement, the Prospectus and any Integrated Prospectus under the captions "Prospectus Summary--Summary Financial Data," "Capitalization," "Selected Financial Data," and "Management's Discussion and Analysis of Financial Condition and

       Results of Operations" and elsewhere in the Prospectus or any Integrated Prospectus, in Exhibit II to the Registration Statement or under "Available Information" item number (1) incorporated by reference in the Registration Statement, the Prospectus and any Integrated Prospectus, and have compared such amounts, percentages and financial information with such records of the Company and with information derived from such records and have found them to be in agreement, excluding any questions of legal interpretation; and

              (v) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited financial statements included or incorporated by reference in the Registration Statement.

       In the event that the letters referred to above set forth any such changes, decreases or increases, it shall be a further condition to the obligations of the Underwriters that (A) such letters shall be accompanied by a written explanation of the Company as to the significance thereof, unless the Representatives deem such explanation unnecessary, and (B) such changes, decreases or increases do not, in the sole judgment of the Representatives, make it impractical or inadvisable to proceed with the purchase and delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof.

       References to the Registration Statement, the Prospectus and any Integrated Prospectus in this paragraph (g) with respect to either letter referred to above shall include any amendment or supplement thereto at the date of such letter.

              (h) The Representatives shall have received a certificate, dated the Firm Closing Date, executed by the chief executive officer and the chief financial or accounting officer of the Company to the effect that:

              (i) the representations and warranties of the Company in this Agreement are true and correct as if made on and as of the Firm Closing Date; the Registration Statement, as amended as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, and the Prospectus and any Integrated Prospectus, as amended or supplemented as of the Firm
       Closing Date, does not include any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company has performed all covenants and agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Firm Closing Date.

              (ii) No stop order suspending the effectiveness of the Registration Statement or any amendment thereto has been issued, no order directed at any document incorporated by reference in the Registration Statement or the Prospectus or any amendment or supplement thereto has been issued, and no proceedings for that purpose have been instituted or threatened or, to the best of the Company's knowledge, are contemplated by the Commission.

              (iii) Subsequent to the respective dates as of which information is given in the Registration Statement, the Prospectus and any Integrated Prospectus, the Company has not sustained any material loss or interference with its business or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has not been any Material Adverse Change, or any development involving a prospective Material Adverse Change.

              (i) The Representatives shall have received a certificate from the Selling Securityholder, signed by the Selling Securityholder, dated the Firm Closing Date, to the effect that:

              (i) the representations and warranties of the Selling Securityholder in this Agreement are true and correct as if made on and as of the Firm Closing Date.

              (ii) To the extent that any statements or omissions are made in the Registration Statement, any Preliminary
       Prospectus, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by the Selling Securityholder specifically for use therein, the Registration Statement, as amended as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus or any Integrated Prospectus, as amended or supplemented as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

              (iii) The Selling Securityholder has performed all covenants and agreements on its part to be performed or satisfied at or prior to the Firm Closing Date.

              (j) The Representatives shall have received from each person listed in Schedule IX an agreement to the effect that such person will not, directly or indirectly, without the prior written consent of Prudential Securities Incorporated, on behalf of the Underwriters, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, pledge, grant of any option to purchase or other sale or disposition) of any shares of Common Stock or any securities convertible into, or exchangeable or exercisable for, shares of Common Stock for a period of 90 days after the date of this Agreement.

              (k) On or before the Firm Closing Date, the Representatives and counsel for the Underwriters shall have received such further certificates, documents or other information as they may have reasonably requested from the Company.

              (l) Prior to the commencement of the offering of the Securities, the Securities shall have been included for trading on the Nasdaq National Market.

       All opinions, certificates, letters and documents delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Representatives and counsel for the Underwriters. The Company shall furnish to the Representatives such conformed copies of such opinions, certificates, letters and documents in such quantities as the Representatives and counsel for the Underwriters shall reasonably request.

       The respective obligations of the several Underwriters to purchase and pay for any Option Securities shall be subject, in their discretion, to each of the foregoing conditions to purchase the Firm Securities, except that all references to the Firm Securities and the Firm Closing Date shall be deemed to refer to such Option Securities and the related Option Closing Date, respectively.

       8.     INDEMNIFICATION AND CONTRIBUTION.

              (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

              (i) any untrue statement or alleged untrue statement made by the Company in Section 2(a) of this Agreement;

              (ii) any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement or any amendment or supplement thereto, any Preliminary Prospectus, the Prospectus and any Integrated Prospectus or any amendment or supplement thereto or (B) any application or other document, or any amendment or supplement thereto, executed by the Company or the Selling Securityholder or based upon written information furnished by or on behalf of the Company or the Selling Securityholder filed in any jurisdiction (foreign or domestic) in order to qualify the Securities under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application");

              (iii) the omission or alleged omission to state in the Registration Statement or any amendment or supplement thereto, any Preliminary Prospectus, the Prospectus and any Integrated
       Prospectus or any amendment or supplement thereto, or any Application a material fact required to be stated therein or necessary to make the statements therein not misleading; or

              (iv) any untrue statement or alleged untrue statement of any material fact contained in any audio or visual materials including, without limitation, slides, videos, films or tape recordings, used in connection with the marketing of the Securities, including, without limitation, statements communicated to securities analysts employed by the Underwriters;

and will reimburse, as incurred, each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or any amendment thereto, any Preliminary Prospectus, the Prospectus and any Integrated Prospectus or any amendment or supplement thereto, or any Application in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein; and PROVIDED, FURTHER, that the Company will not be liable to any Underwriter or any person controlling such Underwriter with respect to any such untrue statement or omission made in any Preliminary Prospectus that is corrected in the Prospectus (or any amendment or supplement thereto) if the person asserting any such loss, claim, damage or liability purchased Securities from such Underwriter but was not sent or given a copy of the Prospectus (as amended or supplemented) at or prior to the written confirmation of the sale of such Securities to such person in any case where such delivery of the Prospectus (as amended or supplemented) is required by the Act unless such failure to deliver the Prospectus (as amended or supplemented) was a result of noncompliance by the Company with Section 5(a)(i) and (a)(iv) of this Agreement. This Underwriting Agreement will be in addition to any liability which the Company may otherwise have. The Company will not, without the prior written consent of the Underwriter or Underwriters purchasing, in the aggregate, more than fifty percent (50%) of the Securities, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not any such Underwriter or any person who controls any such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of all of the Underwriters and such controlling persons from all liability arising out of such claim, action, suit or proceeding.

              (b) The Selling Securityholder agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

              (i) any untrue statement or alleged untrue statement made in Section 2(b) of this Agreement;

              (ii) any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus and any Integrated Prospectus or any amendment or supplement thereto or (B) any Application; or

              (iii) the omission or alleged omission to state in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus and any Integrated Prospectus or any amendment or supplement thereto, or any Application, a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse, as incurred, each Underwriter and each such controlling person or any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that the Selling Securityholder will be liable in the case of (b) (ii) and (iii) above only to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or any amendment thereto, any Preliminary Prospectus, the Prospectus and any Integrated Prospectus or any amendment or supplement thereto, or any Application in reliance upon and in conformity with written information furnished to the Company by such Selling Securityholder specifically for use therein; and provided, further, that the Selling Securityholder will not be liable to any Underwriter or any person controlling such Underwriter with respect to any such untrue statement or omission made in any Preliminary Prospectus that is corrected in the Prospectus (or any amendment or supplement thereto) if the person asserting any such loss, claim, damage or liability purchased Securities from such Underwriter but was not sent or given a copy of the Prospectus (as amended or supplemented), other than the documents incorporated by reference therein, at or prior to the written confirmation of the sale of such Securities to such person in any case where such delivery of the Prospectus (as amended or supplemented) is required by the Act, unless such failure to deliver the Prospectus (as amended or supplemented) was a result of noncompliance by the Company with Section 5(a)(i) and (a)(iv) of this Agreement. This indemnity agreement will be in addition to any liability which the Selling Securityholder may otherwise have. The Company and the Selling Securityholder may agree, as among themselves and without limiting the rights of the Underwriters under this Agreement, as to their respective amounts of such liability for which they each shall be responsible. The Selling Securityholder will not, without the prior written consent of the Underwriter or Underwriters purchasing, in the aggregate, more than fifty percent (50%) of the Securities, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not any such Underwriter or any person who controls any such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange

       Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of all of the Underwriters and such controlling persons from all liability arising out of such claim, action, suit or proceeding.

              (c) Each Underwriter will, severally and not jointly, indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, the Selling Securityholder and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company, any such director or officer of the Company, the Selling Securityholder or any such controlling person of the Company may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application or (ii) the omission or the alleged omission to state therein a material fact required to be stated in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by the Company, any such director, officer or controlling person or the Selling Securityholder in connection with investigating or defending any such loss, claim, damage, liability or any action in respect thereof. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

              (d) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party or parties under this Section 8, notify the indemnifying party or parties of the commencement thereof; but the omission so to notify the indemnifying party or parties will not relieve any party from any liability which they may have to any indemnified party otherwise than under this Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party or parties of the commencement thereof, the indemnifying party or parties will be entitled to participate therein and, to the extent that they may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party or parties; PROVIDED, HOWEVER, that if the defendants in any such action include both the indemnified party and the indemnifying party or parties and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party or parties, the indemnifying party or parties shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party or parties to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party or parties will not be liable to such indemnified party under this Section 8 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless: (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Representatives in the case of paragraph (a) of this Section 8, representing the indemnified parties under such paragraph (a) who are parties to such action or actions) or (ii) the indemnifying party or parties do not promptly retain counsel satisfactory to the indemnified party or (iii) the indemnifying party or parties have authorized the employment of counsel for the indemnified party at the expense of the indemnifying party or parties. After such notice from the indemnifying party or parties to such indemnified party, the indemnifying party or parties will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party or parties.

              (e) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 8 is unavailable or insufficient, for any reason, to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect: (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Securityholder on the one hand and the Underwriters on the other shall be deemed to be in the same proportion (i) with respect to the Company, the total proceeds from the offering (before deducting expenses received by the Company) and (ii) with respect to the Selling Securityholder, the sum or the total proceeds from the offering (before deducting expenses) received by the Selling Securityholder, bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Securityholder or the Underwriters, the parties' relative intents, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. The Company, the Selling Securityholder and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to above in this paragraph (e). Notwithstanding any other provision of this paragraph (e), no Underwriter shall be obligated to make contributions hereunder that in the aggregate exceed the total public offering price of the Securities purchased by such Underwriter under this Agreement, less the aggregate amount of any damages that such Underwriter has otherwise been required to pay in respect of the same or any substantially similar claim, no Selling Securityholder shall be required to contribute an amount in excess of the total proceeds received by the Selling Securityholder from the Underwriters for the Option Securities sold by the Selling Securityholder hereunder, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute hereunder are several in proportion to their respective underwriting obligations and not joint, and contributions among Underwriters shall be governed by the provisions of the Prudential Securities Incorporated Master Agreement Among Underwriters. For purposes of this paragraph (e), each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter and each director of the Company, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company.

              (f) Notwithstanding the other provisions of this Section 8, the Selling Securityholder shall not be liable for indemnification under this
Section 8 for an amount exceeding the total proceeds received by the Selling Securityholder from the Underwriters for the Selling Securityholder's Firm Securities sold by the Selling Securityholder hereunder.

       9. DEFAULT OF UNDERWRITERS. If one or more Underwriters default in their obligations to purchase Firm Securities or Option Securities hereunder and the aggregate number of such Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase is ten percent or less of the aggregate number of Firm Securities or Option Securities to be purchased by all of the Underwriters at such time hereunder, the other Underwriters may make arrangements satisfactory to the Representatives for the purchase of such Securities by other persons (who may include one or more of the non-defaulting Underwriters, including the Representatives), but if no such arrangements are made by the Firm Closing Date or the related Option Closing Date, as the case may be, the other Underwriters shall be obligated severally in proportion to their respective commitments hereunder to purchase the Firm Securities or Option Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase. If one or more Underwriters so default with respect to an aggregate number of Securities that is more than ten percent of the aggregate number of Firm Securities or Option Securities, as the case may be, to be purchased by all of the Underwriters at such time hereunder, and if arrangements satisfactory to the Representatives are not made within 36 hours after such default for the purchase by other persons (who may include one or more of the non-defaulting Underwriters, including the Representatives) of the Securities with respect to which such default occurs, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company other than as provided in Section 10 hereof. In the event of any default by one or more Underwriters as described in this Section 9, the Representatives shall have the right to postpone the Firm Closing Date or the Option Closing Date, as the case may be, established as provided in Section 3 hereof for not more than seven business days in order that any necessary changes may be made in the arrangements or documents for the purchase and delivery of the Firm Securities or Option Securities, as the case may be. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this
Section 9. Nothing herein shall relieve any defaulting Underwriter from liability for its default.

       10. SURVIVAL. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company, its officers, the Selling Securityholder and the several Underwriters set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, the Selling Securityholder, any Underwriter or any controlling person referred to in Section 8 hereof and (ii) delivery of and payment for the Securities. The respective agreements, covenants, indemnities and other statements set forth in Sections 6 and 8 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

       11. TERMINATION. (a) This Agreement may be terminated with respect to the Firm Securities or any Option Securities in the sole discretion of the Representatives by notice to the Company and the Selling Securityholder given prior to the Firm Closing Date or the related Option Closing Date, respectively, in the event that the Company and the Selling Securityholder shall have failed, refused or been unable to perform all obligations and satisfy all conditions on their part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Firm Closing Date or such Option Closing Date, respectively,

              (i) the Company shall have, in the sole judgment of the Representatives, sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding or there shall have been any Material Adverse Change, or any development involving a prospective Material Adverse Change (including, without limitation, a change in management or control of the Company);

              (ii) trading in the Common Stock shall have been suspended by the Commission or the Nasdaq National Market or trading in securities generally on the New York Stock Exchange or the Nasdaq National Market shall have been suspended or minimum or maximum prices shall have been established on any such exchange or market system;

              (iii) a banking moratorium shall have been declared by New York or United States authorities; or

              (iv) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or (C) any other calamity or crisis or material adverse change in general economic, political or financial conditions having an effect on the U.S. financial markets that, in the sole judgment of the Representatives, makes it impractical or inadvisable to proceed with the public offering or the delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof.

              (b)      Termination of this Agreement pursuant to this Section
11 shall be without liability of any party to any other party except as provided in Section 10 hereof.

       12. INFORMATION SUPPLIED BY UNDERWRITERS. The statements set forth in paragraphs 1,3,7,8 and 10 under the heading "Underwriting" in any Preliminary Prospectus, the Prospectus or any Integrated Prospectus (to the extent such statements relate to the Underwriters) constitute the only information furnished by any Underwriter through the Representatives to the Company for the purposes of Sections 2(b) and 8 hereof. The Underwriters confirm that such statements (to such extent) are correct.

       13. NOTICES. All communications hereunder shall be in writing and, if sent to any of the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to Prudential Securities Incorporated, One New York Plaza, 16th Floor, New York, NY 10292, Attention:
Jean-Claude Canfin; if sent to the Company, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to the Company at James
M. Hussey, NeoPharm, Inc., 100 Corporate North, Suite 215, Bannockburn, Illinois 60015; with a copy to Burke, Warren, Mackay & Serritella, P.C., 330 North Wabash Avenue, Suite 2200, Chicago, Illinois 60611, Attention: Christopher R. Manning, Esq.; and if sent to the Selling Securityholder, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to the Selling Security holder at the foregoing address for the Company.

       14. SUCCESSORS. This Agreement shall inure to the benefit of and shall be binding upon the several Underwriters, the Company, the Selling Securityholder and their respective successors and legal Representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company and the Selling Securityholder contained in Section 8 of this Agreement shall also be for the benefit of any person or persons who control any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and (ii) the indemnities of the Underwriters contained in Section 8 of this Agreement shall also be for the benefit of the directors of the Company, the officers of the Company who have signed the Registration Statement and any person or persons who control the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of Securities from any Underwriter shall be deemed a successor because of such purchase.

       15. APPLICABLE LAW. The validity and interpretation of this Agreement, and the terms and conditions set forth herein, shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any provisions relating to conflicts of laws.

       16. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. All judicial proceedings arising out of or relating to this Agreement may be brought in any state or federal court of competent jurisdiction in the State of New York, and by execution and delivery of this Agreement, each of the Company and the Selling Securityholder accepts for itself and in connection with its properties, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts and waives any defense of forum non conveniens and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. Each of the Company and the Selling Securityholder designates and appoints ___, and such other persons as may hereafter be selected by the Company and the Selling Securityholder irrevocably agreeing in writing to so serve, as their agent to receive on their behalf service of all process in any such proceedings in any such court, such service being hereby acknowledged by the Company and the Selling Securityholder to be effective and binding service in every respect. A copy of any such process so served shall be mailed by registered mail to the Company and the Selling Securityholder at the Company's address provided in
Section 13 hereof; PROVIDED, HOWEVER, that, unless otherwise provided by applicable law, any failure to mail such copy shall not affect the validity of service of such process. If any agent appointed by the Company and the Selling Securityholder refuses to accept service, the Company and the Selling Securityholder hereby agrees that service of process sufficient for personal jurisdiction in any action against the Company or the Selling Securityholder in the State of New York may be made by registered or certified mail, return receipt requested, to the Company and the Selling Securityholder at the Company's address provided in Section 13 hereof, and the Company and the Selling Securityholder hereby acknowledge that such service shall be effective and binding in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of any Underwriter to bring proceedings against the Company or any Selling Securityholder in the courts of any other jurisdiction.

       17. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

       If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute an agreement binding the Company, the Selling Securityholder and each of the several Underwriters.



                                   Very truly yours,

                                   NEOPHARM, INC.


                                   By:
                                       -----------------------------
                                       James Hussey
                                       President and Chief Executive Officer


                                   SELLING SECURITYHOLDER


                                   By:
                                       -----------------------------
                                          Aquilur Rahman

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written:

PRUDENTIAL SECURITIES INCORPORATED
U.S. BANCORP PIPER JAFFRAY, INC.

By:  PRUDENTIAL SECURITIES INCORPORATED



By:
    ------------------------------------
    Jean-Claude Canfin
    Managing Director

For itself and on behalf of the Representatives.

                                     SCHEDULE I

                                    UNDERWRITERS

                                                               Number of Firm
                                                               Securities to
Underwriter                                                    Be Purchased
-----------                                                    -------------

Prudential Securities Incorporated..........................
U.S. Bancorp Piper Jaffray, Inc.............................
[Insert names of other
       Underwriters, if any,
       alphabetically by bracket
       or in other order
       determined by Prudential
       Securities Incorporated - Equity
       Transactions Group]
                                                               =============
Total.......................................................

                                    SCHEDULE II

                          NUMBER OF FIRM SECURITIES TO BE
                           SOLD BY SELLING SECURITYHOLDER

              Name                               No. Of Shares
              ----                               -------------
              Aquilur Rahman . . . . . . . . . .   200,000

                                     SCHEDULE III

                                       PATENTS

                                     SCHEDULE IV

                                     APPLICATIONS

                                      SCHEDULE V

                                   FOREIGN PATENTS

                                     SCHEDULE VI

                                 FOREIGN APPLICATIONS

                                     SCHEDULE VII

                           LICENSED (NON-EXCLUSIVE) PATENTS

                                    SCHEDULE VIII

                             LICENSED (EXCLUSIVE) PATENTS

                                     SCHEDULE IX

                                  LOCK-UP AGREEMENTS


EJ Financial/NEO Management, L.P.
Sander A. Flaum
Kevin M. Harris
Erick E. Hanson
James M. Hussey
John N. Kapoor 1994-A Annuity Trust
John N. Kapoor Charitable Trust
John N. Kapoor, Ph.D.
Aquilur Rahman, Ph.D.
Matthew P. Rogan, M.D.
Kaveh T. Safavi, M.D.
Lewis Strauss, M.D.
The 4 trusts established for
 Dr. Kapoor's children